Intangible Assets	6 Months Ended
Jun. 30, 2022
Intangible Assets.
Intangible Assets

Note 6 - Intangible Assets

	June 30,		December 31,
(SEK in thousands)	2022	2021	2021
Cost at opening balance	427,393	418,825	418,825
Acquisition license	—	16,066	16,066
Exchange difference on translation	60,886	3,506	(7,498)
Cost at closing balance	488,279	438,397	427,393

Amortisation and impairment at closing balance	(27,975)	—	(27,975)

Net book value	460,304	438,397	399,418

Intangible assets consist of licenses and similar rights of SEK 416.9 million and goodwill of SEK 43.4 million as of June 30, 2022. As of June 30, 2021, intangible assets consist of licenses and similar rights of SEK 400.1 million and goodwill of SEK 38.3 million.